Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of April 30, 2021 (the “Amendment Effective Date”), is made among Kaleido Biosciences, Inc., a Delaware corporation, and each of its Qualified Subsidiaries (including Cadena Bio, Inc., a Delaware corporation) (collectively, jointly and severally, “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (as defined below) (collectively, the “Lenders”) and Hercules Capital, Inc., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (in such capacity, “Agent”).

Borrower, the Lenders and Agent are parties to that certain Loan and Security Agreement, dated as of December 31, 2019, as amended by that certain First Amendment to Loan and Security Agreement, dated as of April 10, 2020 and that certain Second Amendment to Loan and Security Agreement, dated as of June 15, 2020 (the “Existing Loan Agreement”; and the Existing Loan Agreement, as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Borrower has requested that Agent and the Lenders agree to certain amendments to the Existing Loan Agreement.  Agent and the Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1Definitions; Interpretation.

(a)Terms Defined in Loan Agreement.  All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b)Rules of Construction.  The rules of construction that appear in the last paragraph of Section 1.3 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2Amendments to the Loan Agreement.

(a)Upon satisfaction of the conditions set forth in Section 3 hereof, the Existing Loan Agreement is hereby amended as follows:

(i)New Definition.  The following definition is added to Section 1.1 in its proper alphabetical order:

“Third Amendment Effective Date” means April 30, 2021.

(ii)Amended Definitions.  The following definitions are hereby amended and restated as follows:

“Amortization Date” means February 1, 2022.

“Maximum Term Loan Amount” means Forty Million and No/100 Dollars ($40,000,000.00).

(iii)Recitals.  Recital A is hereby amended and restated as follows:

US-DOCS\116262561.7

“Borrower has requested the Lenders make available to Borrower a loan in an aggregate principal amount of up to Forty Million Dollars ($40,000,000.00) (the “Term Loan”); and”

(iv)Section 2.2. Section 2.2(a) is hereby amended and restated as follows:

“(a)Advances. Subject to the terms and conditions of this Agreement, the Lenders will severally (and not jointly) make in an amount not to exceed its respective Term Commitment, and Borrower agrees to draw, a Term Loan Advance of Twenty-Two Million Five Hundred Thousand Dollars ($22,500,000) on the Closing Date (the “Tranche 1 Advance”). Subject to the terms and conditions of this Agreement, beginning on the Third Amendment Effective Date and continuing through June 1, 2021, Borrower may request, and the Lenders shall severally (and not jointly) make, an additional Term Loan Advance in a principal amount of Five Million Dollars ($5,000,000) (the “Tranche 2 Advance”). Subject to the terms and conditions of this Agreement, and conditioned on approval by the Lenders’ investment committee in its sole and unfettered discretion, on or before December 15, 2021, Borrower may request an additional Term Loan Advance in a principal amount up to Twelve Million Five Hundred Thousand Dollars ($12,500,000) (the “Tranche 3 Advance”).  The aggregate outstanding Term Loan Advances may be up to the Maximum Term Loan Amount.

(v)Section 7.20.  Section 7.20 is hereby amended and restated as follows:

“7.20

Financial Covenant (Minimum Cash).  Beginning on the Third Amendment Effective Date, Borrower shall, at all times, maintain Qualified Cash in an amount greater than or equal to Fifteen Million Dollars ($15,000,000) plus the Qualified Cash A/P Amount; provided, however, that in the event Borrower achieves Performance Milestone III, beginning immediately after such achievement, Borrower shall, at all times, maintain Qualified Cash in an amount greater than or equal to the sum of Five Million Dollars ($5,000,000) plus the Qualified Cash A/P Amount.

Borrower shall provide Agent evidence of compliance with this Section 7.20 in each Compliance Certificate and upon request in form and substance reasonably acceptable to Agent, along with supporting documentation reasonably requested by Agent.”

(vi)Compliance Certificate.  Exhibit E (Compliance Certificate) is hereby amended and restated in its entirety as set forth in Annex A hereto.

(vii)Schedule 1.1.  Schedule 1.1 is hereby amended and restated in its entirety as set forth in Annex B hereto.

(b)References Within Existing Loan Agreement.  Each reference in the Existing Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Existing Loan Agreement as amended by this Amendment.

SECTION 3Conditions of Effectiveness.  The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a)Fees and Expenses.  Borrower shall have paid Agent (i) an amendment fee of $20,000, (ii) all reasonable invoiced costs and expenses then due in accordance with Section 5(e), and (iii) all other reasonable invoiced fees, costs and expenses, if any, due and payable as of the Amendment Effective Date under the Loan Agreement.

(b)This Amendment.  Agent shall have received this Amendment, executed by Agent, the Lenders and Borrower.

(c)Representations and Warranties; No Default.  On the Amendment Effective Date, after giving effect to the amendment of the Loan Agreement contemplated hereby:

(i)The representations and warranties contained in Section 4 shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date; and

(ii)There exist no Events of Default or events that with the passage of time would result in an Event of Default.

SECTION 4Representations and Warranties.  To induce Agent and the Lenders to enter into this Amendment, Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct as of such prior date, and that no Event of Default has occurred and is continuing; (b) other than as updated on Annex C attached hereto, that the information included in the Perfection Certificate delivered to Agent on the Second Amendment Effective Date remains true and correct in all material respects; (c) Agent has and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by Borrower to Agent, pursuant to the Loan Documents or otherwise granted to or held by Agent; (d) the agreements and obligations of Borrower contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity; and (e) the execution, delivery and performance of this Amendment by Borrower will not violate any law, rule, regulation, order, contractual obligation or organizational document of Borrower and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues.  For the purposes of this Section 4, each reference in Section 5 of the Loan Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Existing Loan Agreement as amended by this Amendment.

SECTION 5Miscellaneous.

(a)Loan Documents Otherwise Not Affected; Reaffirmation; No Novation.

(i)Except as expressly amended pursuant hereto or referenced herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.  The Lenders’ and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

(ii)Borrower hereby expressly (1) reaffirms, ratifies and confirms its Secured Obligations under the Loan Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 3.1 of the Loan Agreement, (3) reaffirms that such grant of security in the Collateral secures all Secured Obligations under the Loan Agreement, and with effect from (and including) the date hereof, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the amendments expressly referenced herein; and (y) secures all Secured Obligations under the Existing Loan Agreement, as amended by this Amendment, and the other Loan Documents, (4) agrees that this Amendment shall be a “Loan Document” under the Loan Agreement and (5) agrees that the Loan Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.

(iii)This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Secured Obligations under or in connection with the Loan Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Agent’s security interest in, (on behalf of itself and the Lenders) security titles to or other liens on any Collateral for the Secured Obligations.

(b)Conditions.  For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.

(c)Release.  In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, the Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.  Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. Each Borrower waives the provisions of California Civil Code Section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

The provisions of this section shall survive payment in full of the Secured Obligations, full performance of all the terms of this Amendment and the other Loan Documents.

(d)No Reliance.  Each Borrower hereby acknowledges and confirms to Agent and the Lenders that such Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(e)Costs and Expenses.  Each Borrower agrees to pay to Agent the date hereof the reasonable invoiced out-of-pocket costs and expenses of Agent and each Lender party hereto, and the reasonable invoiced out-of-pocket fees and disbursements of counsel to Agent and each Lender party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the date hereof.

(f)Binding Effect.  This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(g)Performance Milestone II.  Borrower, Agent and Lenders agree that, as of the date hereof, Performance Milestone II is deemed to have been satisfied.

(h)Governing Law.  This Amendment and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

(i)Complete Agreement; Amendments.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

(j)Severability of Provisions.  Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(k)Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(l)Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.

(m)Electronic Execution of Certain Other Documents.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transaction Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

KALEIDO BIOSCIENCES, INC.

Signature:_______________________

Print Name:

Title:

CADENA BIO, INC.

Signature:_______________________

Print Name:

Title:

[SIGNATURES CONTINUE ON THE NEXT PAGE]

[Signature Page to Third Amendment to Loan and Security Agreement]

AGENT:

HERCULES CAPITAL, INC.

Signature:_______________________

Print Name:Jennifer Choe

Title:Associate General Counsel

LENDERS:

HERCULES CAPITAL, INC.

Signature:_______________________

Print Name:Jennifer Choe

Title:Associate General Counsel

HERCULES Funding iv llc

Signature:_______________________

Print Name:Jennifer Choe

Title:Associate General Counsel

[Signature Page to Third Amendment to Loan and Security Agreement]

Annex A

EXHIBIT E

COMPLIANCE CERTIFICATE

Hercules Capital, Inc. (as “Agent”)
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301

Reference is made to that certain Loan and Security Agreement dated as of December 31, 2019 and the Loan Documents (as defined therein) entered into in connection with such Loan and Security Agreement all as may be amended from time to time (hereinafter referred to collectively as the “Loan Agreement”) by and among Hercules Capital, Inc. (the “Agent”), the several banks and other financial institutions or entities from time to time party thereto (collectively, the “Lender”) and Kaleido Biosciences, Inc. (the “Company”) and each of its Qualified Subsidiaries, as Borrower. All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.

The undersigned is an Officer of the Company, knowledgeable of all Company financial matters, and is authorized to provide certification of information regarding the Company; hereby certifies, in such capacity and not in his individual capacity, that in accordance with the terms and conditions of the Loan Agreement, the Company is in compliance for the period ending ___________ of all covenants, conditions and terms and hereby reaffirms that all representations and warranties contained therein are true and correct in all material respects (to the extent not already qualified by materiality) on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties.  Attached are the required documents supporting the above certification.  The undersigned further certifies that the attached financial statements are prepared in accordance with GAAP (except for the absence of footnotes with respect to unaudited financial statement and subject to normal year-end adjustments) and are consistent from one period to the next except as explained below.

REPORTING REQUIREMENT	REQUIRED	CHECK IF ATTACHED
Interim Financial Statements	Monthly within 30 days
Interim Financial Statements	Quarterly within 45 days
Audited Financial Statements	FYE within 90 days

ACCOUNTS OF BORROWER AND ITS SUBSIDIARIES AND AFFILIATES

The undersigned hereby also confirms the below disclosed accounts represent all depository accounts and securities accounts presently open in the name of each Borrower or Borrower’s Subsidiary, as applicable.

Each new account that has been opened since delivery of the previous Compliance Certificate is designated below with a “*”.

		Depository AC #	Financial Institution	Account Type (Depository / Securities)	Last Month Ending Account Balance	Purpose of Account
BORROWER Name/Address:
1
2
3
4
5
6
7

BORROWER’S SUBSIDIARY Name/Address
1
2
3
4
5
6
7

To the extent applicable, the undersigned hereby confirms that the Borrowers are in compliance with Section 7.20 of the Loan Agreement (as applicable, attached as [Schedule A-1][Schedule A-2] hereto are the required calculations supporting this certification(s)), as of the date first set forth above.

Very Truly Yours,

KALEIDO BIOSCIENCES, INC.

By:	____________________________

Name:   _____________________________

Its:	____________________________

Schedule A-1 to Compliance Certificate

Effective as of the Third Amendment Effective Date:

(1)	Sum of Cash held by Borrower in accounts in the United States subject to an Account Control Agreement in favor of Agent:	$____________________
(2)	Sum of the Borrower’s accounts payable under GAAP not paid after the 90th day following the invoice date for such account payable:	$____________________
(3)	Sum of line (2) plus $15,000,000	$____________________
	Is the amount in line (1) greater than or equal to the amount in line (3)?	YES – In compliance NO – Not in compliance

Schedule A-2 to Compliance Certificate

If

A. Performance Milestone III has been achieved, then

(1)	Sum of Cash held by Borrower in accounts in the United States subject to an Account Control Agreement in favor of Agent:	$____________________
(2)	Sum of the Borrower’s accounts payable under GAAP not paid after the 90th day following the invoice date for such account payable:	$____________________
(3)	Sum of line (2) plus $5,000,000	$____________________
	B. Is the amount in line (1) greater than or equal to the amount in line (3)?	YES – In compliance NO – Not in compliance

SCHEDULE 1.1

COMMITMENTS

LENDER	TRANCHE	TERM COMMITMENT
Hercules Funding IV LLC	Tranche 1	$22,500,000
Hercules Capital, Inc.	Tranche 2	$5,000,000
Hercules Capital, Inc.	Tranche 3	$12,500,000*
TOTAL COMMITMENTS		$40,000,000.00*

* Funding of Tranche 3 is subject to approval by Lender’s investment committee in its sole discretion.

Annex B

Updates to Perfection Certificate

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